MEDOVEX CORPORATION

Investor Presentation

October 2016


DENERVEX™


DENERVEX
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Safe Harbor Statement

MEDOVEX CORPORATION

The information contained in this presentation has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any securities or to participate in any investment strategy and may not be used or relied upon in connection with any offer or sale of securities. Securities will be offered only to designated potential investors by means of a definitive private placement memorandum and related materials, which will contain important information regarding MEDOVEX (the "Company") and any such offering, including a description of important risk factors which every prospective investor should consider.

We have made forward- looking statements in this presentation that are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements and information concerning our possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, benefits resulting from any offering by the Company and the effects of compensation. Forward-looking statements include all statements that are not historical facts, and can be identified by the use of forward-looking terminology such as words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

Forward –looking statements involve risk, uncertainties and assumptions. Actual results and future events may differ materially from those expressed, assumed or anticipated in these forward-looking statements. You should not rely on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements after the date of this presentation. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

These risks and uncertainties include, but are not limited to the possibility that clinical trials will not be successful or confirm earlier results, risks associated with obtaining funding from third parties, risks relating to the timing and costs of clinical trials, approvals for clinical trials, results of clinical trials, the timing of regulatory submissions, the timing and receipt of regulatory approvals, the timing and amount of other expenses, execution risks, competition, risks related to market acceptance of products, intellectual property risks, assumptions regarding the size of the available market, benefits of our products, product pricing, timing of product launches, future financial results and other factors set forth under the headings "Cautionary Note Concerning Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's 10-K filed with the SEC described in this presentation. All statements contained in this presentation are made only as of the date of this presentation and Medovex undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

You should understand that many important factors, in addition to those discussed elsewhere in this presentation, could cause our results to differ materially from those expressed in forward-looking statements. Theses factors include our competitive environment; our executive team; economic and other conditions in the markets in which we propose to operate; governmental regulation of our proposed products and of the markets in which we propose to operate; uncertainties inherent in product development and testing; our further financing needs; and our ability to grow and to manage out growth effectively.

Statements made in this presentation have not been fully evaluated by the Food and Drug Administration or the Center for Medicaid and Medicare Services. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

About Medovex

MEDOVEX CORPORATION

A company dedicated to "better living through better medicine"

Medovex was formed to acquire and develop a diversified portfolio of potentially ground breaking medical technology products. Criteria for selection include those products with potential for significant improvement in the quality of patient care combined with cost effectiveness.

The Company's first pipeline product, the DenerveX™ System, is intended to provide long-lasting relief from pain associated with facet joint syndrome at significant savings to the health care system compared to currently available options.


ENDURING RELIEF™
DENERVEX™

Company Snapshot

MEDOVEX CORPORATION

- Strong management team and board of directors comprised of skilled surgeons, renowned physicians, a distinguished military general, and experienced business executives all with historic track records of success
- Highly disruptive flagship device the DenerveX™ System targeted at large segment of a multi-billion dollar Osteoarthritis market opportunity
- Anticipated longer lasting solution to treating chronic back pain associated with the Facet Joint with potential savings to the health care system.
- Achieved significant development milestones with anticipated CE marking in first half of 2017 / International distribution network already established and reimbursement code issued in leading market.
- Highly scalable "razor-razorblade" aggressive growth model offering high earnings leverage
- Approaching commercialization inflection point

Exchange: Ticket	NASDAQ: MDVX
Common Shares	13M (Approx.)
Market Cap	$21M
Share Price (9/22/2016)	$1.70
52 Week Range	$.85 - $2.78
Average Daily Volume (3 Mo.)	79,000
Insider/ Institutional Ownership	38%
Headquarters	Atlanta, GA
Employees	7
Founded	2013

Key Management & Board Members

MEDOVEX CORPORATION

- Steve Gorlin, Co-Founder & Board of Directors
- James Andrews, MD, Co-Developer & Board of Directors
- Larry Papasan, Chairman, Board of Directors
- Scott Haufe, MD, Inventor, Co-Developer & Board of Directors
- John Thomas, Board of Directors
- Major General Lou Hennies (retired), Board of Directors
- Randal Betz, MD, Board of Directors
- Jarrett Gorlin, CEO & Board of Directors
- John Blank MD, Board of Directors
- Ron Lawson Board of Directors
- Patrick Kullmann, President & COO
- Jeff Wright, Chief Financial Officer

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EntreMed
Andrews Institute
smith&nephew
BioMimetic
AxioMed Spine Corporation
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Medicis
Boston Scientific
Medtronic
Johnson & Johnson
stryker

Management Bio's

MEDOVEX CORPORATION



Jarret Gorlin serves as the Chief Executive Officer and a Director of the Company. He previously co-founded and served as President of Judicial Correction Services, Inc. which was named three consecutive years in a row as one of America's fastest growing companies by Inc. Magazine. He served as President of Judicial Correction Services until successfully negotiating its sale to Correctional Healthcare Companies in 2011.



Jeffrey Wright is a Certified Public Accountant and serves as Chief Financial Officer for the Company. Prior to joining Medovex, Mr. Wright was an audit senior at Ernst & Young within the Assurance Services division, where he had an opportunity to help manage audits of large ($2 billion to $10 billion annual revenue) publicly-traded companies.



Patrick Kullmann serves as Chief Operating Officer and President. He was formerly senior director at Medtronic (NYSE:MDT) in their $2.3 billion Cardiovascular Division. In addition, he has served in marketing, market development and sales leadership positions at Boston Scientific (NYSE:BSX) Baxter (NYSE:BAX), Johnson & Johnson (NYSE:JNJ), and four start-up device companies.



Dennis Moon serves as Executive VP. He has held Executive position in public and private companies over the past 15 years, including positions as Chief Operations Officer of Roadie, Inc., a mobile device and technology company; and Chief Operations Officer for Judicial Correction Services (JCS), He assisted in its sale to a private equity fund, remaining COO of the JCS Division for Correctional Healthcare Companies.



Manfred Sablowski serves as SVP of Sales and Marketing. He is a business professional with over 20 years of senior management experience in the medical technology industry, where he has been instrumental in managing and growing several highly successful companies. He has held several executive level positions such as General Manager at Valleylab/Pfizer, Europe; VP Sales and Marketing Dornier Medizin Technik, Europe; VP Sales and Marketing Bovie Medical-Worldwide.



Mr. Farrahar serves as Secretary. He is a C.P.A. with 30 years of managerial finance, administration, human resource and accounting experience in the public, private and non-profit sectors. He has focused on assisting small, privately-held companies grow until they reached a liquidity event.

DenerveX™ System-The Problem

Facet joint syndrome (FJS) is a condition in which the joints in the back of the spine degenerate or are injured and subsequently cause pain.



DenerveX™ System-The Problem

Current Treatment Options

Spinal Injections



Treatment Effectiveness:
Temporary

Radio Frequency Ablation



Treatment Effectiveness:
Temporary

DenerveX™ System-Our Solution (Proving the Concept)

- Using a two-step procedure of facet joint capsular tissue removal and RF Ablation we demonstrated positive outcomes via a study of 174 patients.
- In conducting a three to six year follow up it was shown that 73% of the patients were still experiencing positive outcomes for pain reduction and increased mobility.



Photo of DenerveX Manual Method Concept



Sample Image of the EffectedArea

Haufe SMW, Mork AR. Endoscopic Facet Debridement for the treatment of facet arthritic pain - a novel new technique. *Int J Med Sci* 2010; 7(3):120-123. doi:10.7150/ijms.7.120. Available from http://www.medsci.org/v07p0120.htm

DenerveX™ System

MEDOVEX CORPORATION

DenerveX is an innovative and less invasive new treatment, unlike any on the market, designed for facet joint pain relief.

- Long-lasting pain relief and improved mobility
- Easy to use
- Innovative treatment for facet joint syndrome


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DenerveX™ System- Health Care Economics (Over a 3 year Period)

MEDOVEX CORPORATION

Temporary Treatments	• Injections (3 times annually) • Cost- $12,900 • RF Ablations/ Pulsed RF (2 times annually) • Cost- $9,750
Long Term Treatment	• Spinal Fusion (1 time) • Cost- $108,985
DenerveX System Solution (Using latest technology and proprietary methods)	• DenerveX System (1 time) • Cost- $2,010

DenerveX™ Pro-40 Generator

- Exclusively designed for the DenerveX system
- Synchronization with the hand-held device for accurate therapy
- Safety features:
  - Three Levels of Effect, based on patient BMI, designed to deliver precise therapy for each patient
  - 30-second timer for each use
  - Reset button between uses
  - Proprietary connection


Effect Control
Timer
Timer Reset
Proprietary
Connection
DENERVEX
1
30
PRO 40

DenerveX™ Device Kit

All Inclusive, Ready-to-Use, Single-Use Kit



Portal Tube
Tissue Stabilizer
K-Wire
Dilator
Hand-Held Device
Portal Driver
MEDOVEX CORPORATION
MEDOVEX

Facet Joint Syndrome-Potential Market

MEDOVEX CORPORATION

- 10% of American adults have chronic back pain
- 31% of chronic back pain can be attributed to the Facet Joints
- This would equate to almost 9 million people currently suffering from Facet Joint Involvement in the U.S.



Potential Market (Millions)
9.85
23.03
19.4
130.2
United States
Europe
Latin America
Asia Pacific

- DenerveX™ is not currently CE Marked or FDAapproved and is not commercially available in the United States ofAmerica.

EuroSpine 2016

Patrick Kullmann, President and COO for Medovex, stated, *"Region specific events such as EuroSpine are important to our expansion efforts in Europe as we prepare for the future launch of the DenerveX System. The Berlin distribution service center will provide further infrastructure for Medovex to execute our future market development strategy across Western Europe and the entire EMEA region. Medovex is well-positioned to drive surgeon adoption of our new innovative DenerveX™ System across Europe."*


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BIOMECH
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EU/Worldwide DenerveX Launch Strategy Markets

- Immediate product launch by country and distributor after successful CE Mark approval in three phases:
- Pilot Launch (30-45 days):
  - Germany, (Aureus Medical, Munich)
  - England (Edge Medical, Manchester)
- Phase I (45-120 days):
  - Ireland (Edge Medical, Manchester)
  - Spain (PRIM Group, Madrid)
  - Turkey (Med Spa, Ankara, Istanbul)
  - Scandanavia (if Spain/Turkey proceeding well)
- Phase II (120+ days)
  - Open to other markets within EU based on market size/potential and secured distributors
- Phase III (TBD)
  - Product launch continues in 2017/2018:
    - Phase III(a)-Belgium, Luxemburg, Greece, Portugal, Poland, Russia, Hungary, Czech Republic, China
    - Phase III(b)-Middle East, Dubai, UAE
    - Phase iii(c)-Canada

DenerveX-Launch Materials

MEDOVEX CORPORATION


DENERVEX
ENDURING RELIEF
DenerveX™ Device
MEDOVEX

Brochure & Sales Pres.


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Dauerhafte Linderung
Kodierung und Vergütung im DRG-System 2016
MEDOVEX

Reimbursement Guide/ language


DENERVEX
ENDURING RELIEF
MEDOVEX
DENERVEX
ROTATIONAL ABLATION DENERVATION DEVICE
ENDURING RELIEF
Finally, a procedural approach designed for the long-lasting relief of facet joint pain.
MEDOVEX

Patient Brochure


DENERVEX™
ROTATIONAL ABLATION DENERVATION DEVICE
Finally, a procedural approach designed for the long-lasting relief of facet joint pain.
ENDURING RELIEF™
MEDOVEX
CORPORATION


DENERVEX™
ROTATIONAL ABLATION DENERVATION DEVICE
ENDURING RELIEF™
An innovative, minimally-invasive therapy designed for long-lasting relief of facet joint pain.

Invite Card


MEDOVEX
DenerveX™ Distributor Training and Business Development Training
DenerveX™ University

Distributor Training & DenerveX University Training


MEDOVEX
DenerveX™ Device
DenerveX is not currently CE Marked or commercially available in the United States of America.

KOL Presentation

Tradeshow graphics/banners

Investment Highlights

Medovex
NASDAQ: MDVX

- Founded by Steve Gorlin (Entremed, Medicis, Medivation, MiMedx) and Dr. JamesAndrews (world renowned orthopedic surgeon)
- Experienced and proven management team and board ofdirectors
- High insider ownership (38%)
- Large highly opportunistic market opportunity
- Scalable high growth "razor-razorblade" recurring revenue model with strong margins andclean balance sheet
- Intellectual property portfolio (300 claims)
- Anticipated CE marking first half 2017 with already established international distribution

Investor Contact
Jason Assad
678-570-6791
jassad@medovex.com